Exhibit 10.16.2

March 16, 2009

Larry D. Zimpleman

President and Chief Executive Officer

Principal Financial Group, Inc.

711 High Street

Des Moines, Iowa 50392

Dear Larry:

You, Principal Financial Group, Inc., Principal Financial Services, Inc. and Principal Life Insurance Company (collectively “Companies”) and the Companies agree to amend the Amended and Restated Employment Agreement, by and between the Companies and you dated May 1, 2008 (“Agreement”) as follows:

As of March 28, 2009, your Base Salary (as that term is defined in the Agreement) will be reduced by 10% to $720,000.  Except as provided in this Amendment, all of the other terms and conditions of the Agreement will remain in full force and effect.

Principal Financial Group, Inc.

By:	/s/ William T. Kerr
William T. Kerr
Chairman, Human Resources Committee of the Board of Directors

Principal Financial Services, Inc.

By:	/s/ William T. Kerr
William T. Kerr
Director

Principal Life Insurance Company

By:	/s/ William T. Kerr
William T. Kerr
Chairman, Human Resources Committee of the Board of Directors

Agreed to as of the 24th day of March 2009:

/s/ Larry D. Zimpleman
Larry D. Zimpleman